UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 10, 2005

GE Commercial Mortgage Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-114525-01 (Commission File Number)	02-0666931 (IRS Employer Identification No.)
292 Long Ridge Road, Stamford, Connecticut (Address of principal executive offices)	06927 (Zip Code)

Registrant's telephone number, including area code 203-357-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of GE Commercial Mortgage Corporation Commercial Mortgage Pass-Through Certificates, Series 2005-C1, which was made on November 10, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

(Exhibit No. Description)
99.1 Monthly distribution report pursuant to section 4.02 of the Pooling and Servicing Agreement for the distribution on November 10, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF GE COMMERCIAL MORTGAGE CORPORATION, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: November 16, 2005
GE Comercial Mortgage Corporation
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-05
10-Nov-05
11-Oct-05
12-Dec-05
31-Oct-05
Administrator:
Andy Streepey 312.904.9387
andy.streepey@abnamro.com
Analyst:
Aron Kassa 714.259.6214
aron.kassa@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Rating Information
Loan Level Detail
Historical Collateral Prepayment
Delinquent Loan Detail
Page 2-4
Page 5-7

Page 11-12
Page 13-18

Realized Loss Detail
Historical REO Report
Defeased Loans
Appraisal Reduction Detail
Specially Serviced (Part I) - Loan Detail
Specially Serviced (Part II) - Servicer Comments
Modified Loan Detail

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
GECM05C1
GECM05C1_200511_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
17-Feb-05
10-Mar-05
10-Jun-48
Parties to The Transaction
Depositor: GE Commercial Mortgage Corporation
Underwriter: Banc of America Securities LLC/Deutsche Bank Securities Inc.
Master Servicer: GEMSA Loan Services, L.P.
Special Servicer: LNR Partners, Inc.
Rating Agency: Dominion Bond Rating Service Limited/Fitch, Inc./Standard & Poor's Ratings Services
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.gemsals.com
www.etrustee.net

08-Nov-2005 - 15:05 (T828-T864) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.414481%
10-Nov-05
10-Nov-05
11-Oct-05
12-Dec-05
31-Oct-05
GE Comercial Mortgage Corporation
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
88
Upper-Tier REMIC
Statement Date:
ABN AMRO Acct: 722370.1
883.449014135
12.484178028
0.000000000
870.964836107
2.953664592
Fixed
0.00
0.00
0.000000000
4.0120000000%
0.000000000
36828QKM7
A-1
75,842,000.00
946,825.03
0.00
66,055,715.10
224,011.83
67,002,540.13
1000.000000000
0.000000000
0.000000000
1000.000000000
3.627500000
Fixed
0.00
0.00
0.000000000
4.3530000000%
0.000000000
36828QKN5
A-2
419,280,000.00
0.00
0.00
419,280,000.00
1,520,938.20
419,280,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.815000000
Fixed
0.00
0.00
0.000000000
4.5780000000%
0.000000000
36828QKP0
A-3
155,000,000.00
0.00
0.00
155,000,000.00
591,325.00
155,000,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.936666757
Fixed
0.00
0.00
0.000000000
4.7240000000%
0.000000000
36828QKQ8
A-4
36,781,000.00
0.00
0.00
36,781,000.00
144,794.54
36,781,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.832499896
Fixed
0.00
0.00
0.000000000
4.5990000000%
0.000000000
36828QLX2
A-AB
48,230,000.00
0.00
0.00
48,230,000.00
184,841.47
48,230,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.976666674
4.7720000000%
0.00
0.00
0.000000000
4.7720000000%
0.000000000
36828QKR6
A-5
457,852,000.00
0.00
0.00
457,852,000.00
1,820,724.79
457,852,000.00
996.450971757
0.461585869
0.000000000
995.989385888
3.838827387
4.6230000000%
0.00
0.00
0.000000000
4.6230000000%
0.000000000
36828QKS4
A-1A
146,374,000.00
67,564.17
0.00
145,786,950.37
561,904.52
145,854,514.54
1000.000000000
0.000000000
0.000000000
1000.000000000
4.021666667
4.8260000000%
0.00
0.00
0.000000000
4.8260000000%
0.000000000
36828QKT2
A-J
110,916,000.00
0.00
0.00
110,916,000.00
446,067.18
110,916,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.038333294
4.8460000000%
0.00
0.00
0.000000000
4.8460000000%
0.000000000
36828QKV7
B
41,855,000.00
0.00
0.00
41,855,000.00
169,024.44
41,855,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.057500299
4.8690000000%
0.00
0.00
0.000000000
4.8690000000%
0.000000000
36828QKW5
C
16,742,000.00
0.00
0.00
16,742,000.00
67,930.67
16,742,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.124166728
4.9490000000%
0.00
0.00
0.000000000
4.9490000000%
0.000000000
36828QKX3
D
27,206,000.00
0.00
0.00
27,206,000.00
112,202.08
27,206,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.215000341
5.0580000000%
0.00
0.00
0.000000000
5.0580000000%
0.000000000
36828QKY1
E
14,649,000.00
0.00
0.00
14,649,000.00
61,745.54
14,649,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.449350130
5.1975451677%
0.00
0.00
0.000000000
5.3392203412%
0.000000000
36828QLA2/U36984DD8
F
23,020,000.00
0.00
0.00
23,020,000.00
102,424.04
23,020,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.476850297
5.1975451677%
0.00
0.00
0.000000000
5.3722203412%
0.000000000
36828QLB0/U36984DE6
G
14,649,000.00
0.00
0.00
14,649,000.00
65,581.38
14,649,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.476850237
5.1975451677%
0.00
0.00
0.000000000
5.3722203412%
0.000000000
36828QLC8/U36984DF3
H
25,113,000.00
0.00
0.00
25,113,000.00
112,427.14
25,113,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.882501194
4.6590000000%
0.00
0.00
0.000000000
4.6590000000%
0.000000000
36828QLD6/U36984DG1
J
4,186,000.00
0.00
0.00
4,186,000.00
16,252.15
4,186,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.882500299
4.6590000000%
0.00
0.00
0.000000000
4.6590000000%
0.000000000
36828QLE4/U36984DH9
K
8,371,000.00
0.00
0.00
8,371,000.00
32,500.41
8,371,000.00
08-Nov-2005 - 15:05 (T828-T864) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.414481%
10-Nov-05
10-Nov-05
11-Oct-05
12-Dec-05
31-Oct-05
GE Comercial Mortgage Corporation
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
88
Upper-Tier REMIC
Statement Date:
ABN AMRO Acct: 722370.1
1000.000000000
0.000000000
0.000000000
1000.000000000
3.882500000
4.6590000000%
0.00
0.00
0.000000000
4.6590000000%
0.000000000
36828QLF1/U36984DJ5
L
10,464,000.00
0.00
0.00
10,464,000.00
40,626.48
10,464,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.882500000
4.6590000000%
0.00
0.00
0.000000000
4.6590000000%
0.000000000
36828QLG9/U36984DK2
M
2,092,000.00
0.00
0.00
2,092,000.00
8,122.19
2,092,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.882500398
4.6590000000%
0.00
0.00
0.000000000
4.6590000000%
0.000000000
36828QLH7/U36984DL0
N
6,279,000.00
0.00
0.00
6,279,000.00
24,378.22
6,279,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.882499403
4.6590000000%
0.00
0.00
0.000000000
4.6590000000%
0.000000000
36828QLJ3/U36984DM8
O
4,185,000.00
0.00
0.00
4,185,000.00
16,248.26
4,185,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.609990124
4.6590000000%
0.00
)
(6,843.68
)
(0.272509755
4.6590000000%
0.000000000
36828QLK0/U36984DN6
P
25,113,523.00
0.00
0.00
25,113,523.00
90,659.57
25,113,523.00
994.409898724
0.000000000
0.000000000
993.804003676
0.038680330
0.0417195551%
0.00
0.00
0.000000000
0.0466773263%
0.000000000
N
36828QKZ8
X-C
1,674,199,523.00
0.00
0.00
1,663,826,188.91
64,758.59
1,664,840,578.11
1000.000000000
0.000000000
0.000000000
1000.000000000
0.595139991
0.5463160862%
0.00
0.00
0.000000000
0.7141679914%
0.000000000
N
36828QKU9
X-P
1,624,676,000.00
0.00
0.00
1,624,676,000.00
966,909.66
1,624,676,000.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
111309399
R
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
111309407
LR
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
)
(6,843.68
1,674,199,523.00
1,664,840,577.67
8,460,787.55
Total
1,663,826,188.47
1,014,389.20
0.00
7,446,398.35
08-Nov-2005 - 15:05 (T828-T864) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.414481%
10-Nov-05
10-Nov-05
11-Oct-05
12-Dec-05
31-Oct-05
GE Comercial Mortgage Corporation
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
88
Grantor Trust
Statement Date:
ABN AMRO Acct: 722370.1
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABST863
S
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
0.00
0.00
0.00
Total
0.00
0.00
0.00
0.00
08-Nov-2005 - 15:05 (T828-T864) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-05
10-Nov-05
11-Oct-05
12-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
6,650,809.05
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
7,504,609.60
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
)
(4,849.72
0.00
0.00
)
(1,993.96
)
(6,843.68
7,448,340.64
)
(1,942.31
0.00
0.00
0.00
)
(1,942.31
851,732.83
162,656.37
1,014,389.20
0.00
0.00
0.00
0.00
0.00
0.00
1,014,389.20
8,462,729.84
8,460,787.53
1,664,840,578.11
127
1,014,389.20
0.00
0
0.00
0.00
0
0.00
0
1,663,826,188.91
127
351,016.70
1,716,408.44
162,656.37
853,800.55
190,999.28
935,286.55
49,425.28
0.00
0.00
7,264.08
56,689.36
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(49,425.28
7,446,398.33
Interest Not Advanced (
Current Period
)
0.00
853,800.55
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(1,634,922.44
)
(322,673.79
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0

08-Nov-2005 - 15:05 (T828-T864) (c) 2005 LaSalle Bank N.A.

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-05
10-Nov-05
11-Oct-05
12-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Statement Date:
Cash Reconciliation Summary Loan Group 1
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
6,203,257.75
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
6,879,641.19
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
)
(4,849.72
0.00
0.00
)
(1,773.04
)
(6,622.76
6,826,266.35
)
(1,772.15
0.00
0.00
0.00
)
(1,772.15
802,492.08
144,332.95
946,825.03
0.00
0.00
0.00
0.00
0.00
0.00
946,825.03
7,773,091.38
7,771,319.23
1,518,985,528.75
114
946,825.03
0.00
0
0.00
0.00
0
0.00
0
1,518,038,703.72
114
283,356.02
1,367,554.56
144,332.95
676,383.44
172,675.86
757,869.44
46,752.08
0.00
0.00
5,750.17
52,502.25
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(46,752.08
6,824,494.20
Interest Not Advanced (
Current Period
)
0.00
676,383.44
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(1,286,068.56
)
(255,013.11
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0

08-Nov-2005 - 15:05 (T828-T864) (c) 2005 LaSalle Bank N.A.

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-05
10-Nov-05
11-Oct-05
12-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Statement Date:
Cash Reconciliation Summary Loan Group 2
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
447,551.30
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
624,968.42
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
)
(220.92
)
(220.92
622,074.29
)
(170.16
0.00
0.00
0.00
)
(170.16
49,240.75
18,323.42
67,564.17
0.00
0.00
0.00
0.00
0.00
0.00
67,564.17
689,638.46
689,468.30
145,855,049.36
13
67,564.17
0.00
0
0.00
0.00
0
0.00
0
145,787,485.19
13
67,660.68
348,853.88
18,323.42
177,417.11
18,323.42
177,417.11
2,673.20
0.00
0.00
1,513.91
4,187.11
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(2,673.20
621,904.13
Interest Not Advanced (
Current Period
)
0.00
177,417.11
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(348,853.88
)
(67,660.68
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0

08-Nov-2005 - 15:05 (T828-T864) (c) 2005 LaSalle Bank N.A.

GE Comercial Mortgage Corporation
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-05
10-Nov-05
11-Oct-05
12-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Int erest (2)
Payment
Amount
PPIS
Int erest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
2.00
1.00
0.00
0.00
0.00
0.00
0.00
A-1
30
224,011.83
224,011.83
224,011.83
0.00
20.00%
20.12%
30/360
4.012000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-2
30
1,520,938.20
1,520,938.20
1,520,938.20
0.00
20.00%
20.12%
30/360
4.353000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3
30
591,325.00
591,325.00
591,325.00
0.00
20.00%
20.12%
30/360
4.578000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-4
30
144,794.54
144,794.54
144,794.54
0.00
20.00%
20.12%
30/360
4.724000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-AB
30
184,841.47
184,841.47
184,841.47
0.00
20.00%
20.12%
30/360
4.599000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-5
30
1,820,724.79
1,820,724.79
1,820,724.79
0.00
20.00%
20.12%
30/360
4.772000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-1A
30
561,904.52
561,904.52
561,904.52
0.00
20.00%
20.12%
30/360
4.623000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-J
30
446,067.18
446,067.18
446,067.18
0.00
13.38%
13.46%
30/360
4.826000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B
30
169,024.44
169,024.44
169,024.44
0.00
10.88%
10.94%
30/360
4.846000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
C
30
67,930.67
67,930.67
67,930.67
0.00
9.88%
9.94%
30/360
4.869000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
D
30
112,202.08
112,202.08
112,202.08
0.00
8.25%
8.30%
30/360
4.949000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
E
30
61,745.54
61,745.54
61,745.54
0.00
7.38%
7.42%
30/360
5.058000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
F
30
102,424.04
102,424.04
102,424.04
0.00
6.00%
6.04%
30/360
5.339220341%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
G
30
65,581.38
65,581.38
65,581.38
0.00
5.13%
5.16%
30/360
5.372220341%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
H
30
112,427.14
112,427.14
112,427.14
0.00
3.63%
3.65%
30/360
5.372220341%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
J
30
16,252.15
16,252.15
16,252.15
0.00
3.38%
3.40%
30/360
4.659000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
K
30
32,500.41
32,500.41
32,500.41
0.00
2.88%
2.89%
30/360
4.659000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
L
30
40,626.48
40,626.48
40,626.48
0.00
2.25%
2.26%
30/360
4.659000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M
30
8,122.19
8,122.19
8,122.19
0.00
2.13%
2.14%
30/360
4.659000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
N
30
24,378.22
24,378.22
24,378.22
0.00
1.75%
1.76%
30/360
4.659000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
O
30
16,248.26
16,248.26
16,248.26
0.00
1.50%
1.51%
30/360
4.659000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
P
30
97,503.25
97,905.42
90,659.57
7,245.85
0.00%
0.00%
30/360
4.659000000%
)
(6,843.68
402.17
0.00
0.00
0.00
0.00
0.00
0.00
X-C
30
64,758.59
64,758.59
64,758.59
0.00
NA
NA
30/360
0.046677326%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
X-P
30
966,909.66
966,909.66
966,909.66
0.00
NA
NA
30/360
0.714167991%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
S
30
0.00
0.00
0.00
0.00
NA
NA
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
7,453,242.03
7,453,644.20
7,446,398.35
7,245.85
)
(6,843.68
402.17
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
08-Nov-2005 - 15:05 (T828-T864) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-05
10-Nov-05
11-Oct-05
12-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
ABN AMRO Acct: 722370.1
0.79%
1.07%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.79%
1.07%
11/10/2005
1
17,789,601.80
0
0.00
0
0.00
0
0.00
0
0.00
1
17,789,601.80
0
0.00
0.79%
0.45%
0.79%
1.07%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
10/11/2005
1
7,425,847.15
1
17,815,305.71
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
9/12/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
8/10/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
7/11/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
6/10/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
5/10/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
4/11/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3/10/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

08-Nov-2005 - 15:05 (T828-T864) (c) 2005 LaSalle Bank N.A.

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-05
10-Nov-05
11-Oct-05
12-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Amort
ABN AMRO Acct: 722370.1
Series 2005-C1
10-Nov-05
127
100.00%
1,663,826,189
99.38%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
88
282
5.41%
5.37%
0
0
0
0
11-Oct-05
127
100.00%
1,664,840,578
99.44%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
89
282
5.24%
5.20%
0
0
0
0
12-Sep-05
127
100.00%
1,665,980,105
99.51%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
90
283
5.41%
5.37%
0
0
0
0
10-Aug-05
127
100.00%
1,666,984,751
99.57%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
91
284
5.41%
5.37%
0
0
0
0
11-Jul-05
127
100.00%
1,668,175,039
99.64%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
92
285
5.24%
5.20%
0
0
0
0
10-Jun-05
127
100.00%
1,669,301,015
99.71%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
93
286
5.41%
5.37%
0
0
0
0
10-May-05
127
100.00%
1,670,291,848
99.77%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
94
287
5.24%
5.20%
1
32,878
0
0
11-Apr-05
127
100.00%
1,671,929,189
99.86%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
95
288
5.41%
5.37%
0
0
0
0
10-Mar-05
127
100.00%
1,672,890,618
99.92%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
96
288
4.89%
4.85%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

08-Nov-2005 - 15:05 (T828-T864) (c) 2005 LaSalle Bank N.A.

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-05
10-Nov-05
11-Oct-05
12-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
DBRS
DBRS
A-1
36828QKM7
AAA
NR
AAA
AAA
A-2
36828QKN5
AAA
NR
AAA
AAA
A-3
36828QKP0
AAA
NR
AAA
AAA
A-4
36828QKQ8
AAA
NR
AAA
AAA
A-AB
36828QLX2
AAA
NR
AAA
AAA
A-5
36828QKR6
AAA
NR
AAA
AAA
A-1A
36828QKS4
AAA
NR
AAA
AAA
A-J
36828QKT2
AAA
NR
AAA
AAA
B
36828QKV7
AA
NR
AA
AA
C
36828QKW5
AA-
NR
AA-
AA Low
D
36828QKX3
A
NR
A
A
E
36828QKY1
A-
NR
A-
A Low
F
36828QLA2
BBB+
NR
BBB+
BBB High
G
36828QLB0
BBB
NR
BBB
BBB
H
36828QLC8
BBB-
NR
BBB-
BBB Low
J
36828QLD6
BB+
NR
BB+
BB High
K
36828QLE4
BB
NR
BB
BB
L
36828QLF1
BB-
NR
BB-
BB Low
M
36828QLG9
B+
NR
B+
B High
N
36828QLH7
B
NR
B
B
O
36828QLJ3
B-
NR
B-
B Low
P
36828QLK0
NR
NR
NR
NR

08-Nov-2005 - 15:05 (T828-T864) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-05
10-Nov-05
11-Oct-05
12-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
DBRS
DBRS
X-C
36828QKZ8
AAA
NR
AAA
AAA
X-P
36828QKU9
AAA
NR
AAA
AAA
S
9ABST863
NR
NR
NR
NR

08-Nov-2005 - 15:05 (T828-T864) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-05
10-Nov-05
11-Oct-05
12-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
MI
4.28%
1-Dec-09
GECM5C1A
Retail
0.00
96,062,168
481,355
1
IL
5.31%
1-Jan-15
GECM5C1A
Office
0.00
91,000,000
416,058
2
VA
4.72%
1-Jan-12
GECM5C1A
Office
0.00
75,000,000
304,963
3
HI
4.33%
1-Jan-10
GECM5C1A
Retail
0.00
62,080,221
312,954
4
NY
5.06%
1-Jan-10
GECM5C1A
Office
0.00
60,000,000
261,433
5
CA
5.14%
1-Feb-15
GECM5C1A
Office
0.00
58,000,000
256,714
6
NC
4.63%
1-Jan-10
GECM5C1B
Multifamily
0.00
52,650,000
209,913
7
NV
5.21%
1-Jan-15
GECM5C1A
Multifamily
0.00
47,250,000
211,982
8
CA
5.65%
1-May-15
GECM5C1A
Office
0.00
43,802,085
230,906
9
CT
5.71%
1-Jan-15
GECM5C1A
Retail
0.00
36,625,909
214,983
10
CA
5.53%
1-Feb-10
GECM5C1A
Office
0.00
31,250,000
148,811
11
GA
6.88%
1-Sep-13
GECM5C1A
Retail
0.00
28,395,968
203,752
A
12
XX
5.55%
1-Dec-09
GECM5C1A
Self Storage
0.00
6,000,000
28,675
13
MO
5.55%
1-Dec-09
GECM5C1A
Self Storage
0.00
4,875,000
23,298
14
LA
5.55%
1-Dec-09
GECM5C1A
Self Storage
0.00
4,225,000
20,192
15
MO
5.55%
1-Dec-09
GECM5C1A
Self Storage
0.00
3,900,000
18,639
16
FL
5.55%
1-Dec-09
GECM5C1A
Self Storage
0.00
2,495,000
11,924
17
MO
5.55%
1-Dec-09
GECM5C1A
Self Storage
0.00
2,450,000
11,709
18
TX
5.55%
1-Dec-09
GECM5C1A
Self Storage
0.00
2,165,000
10,347
19
XX
5.16%
1-Jul-11
GECM5C1A
Lodging
0.00
24,571,636
135,102
20
MA
5.24%
1-Jan-10
GECM5C1A
Multifamily
0.00
23,732,736
132,380
21
IL
6.34%
1-Sep-14
GECM5C1A
Lodging
0.00
22,568,286
152,977
22
FL
4.40%
1-Nov-09
GECM5C1A
Retail
0.00
22,425,000
84,966
23
08-Nov-2005 - 15:05 (T828-T864) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-05
10-Nov-05
11-Oct-05
12-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
PA
5.46%
1-Jan-15
GECM5C1B
Multifamily
0.00
22,000,000
103,437
A
24
TX
5.31%
1-Dec-10
GECM5C1A
Office
0.00
21,800,000
99,681
25
WA
5.38%
1-Jan-15
GECM5C1A
Retail
0.00
19,778,586
112,029
26
NY
5.70%
1-Dec-14
GECM5C1A
Retail
0.00
19,086,322
112,017
27
WA
5.12%
1-Jan-10
GECM5C1A
Industrial
0.00
18,980,950
104,482
28
CA
5.36%
1-Feb-15
GECM5C1A
Office
0.00
18,800,000
86,772
29
UT
5.23%
1-Jan-15
GECM5C1A
Office
0.00
18,500,000
83,333
30
MD
5.63%
1-Jan-15
GECM5C1A
Office
0.00
17,834,749
103,790
31
NY
5.40%
1-Feb-15
GECM5C1A
Retail
0.00
17,824,074
101,076
32
IL
5.60%
1-Mar-15
GECM5C1A
Retail
0.00
17,789,602
111,613
1
33
FL
5.35%
1-Jan-15
GECM5C1B
Multifamily
0.00
17,689,088
99,398
34
PA
5.46%
1-Jan-15
GECM5C1A
Retail
0.00
17,214,733
98,359
35
NV
4.74%
1-Jan-10
GECM5C1A
Retail
0.00
16,000,000
65,307
36
NC
5.72%
1-Jan-15
GECM5C1A
Retail
0.00
15,763,949
100,367
A
37
AZ
5.92%
1-Nov-14
GECM5C1A
Retail
0.00
15,789,000
80,489
38
WA
5.51%
1-Jan-15
GECM5C1A
Lodging
0.00
15,352,033
95,829
39
WA
5.93%
1-Jul-14
GECM5C1A
Retail
0.00
15,225,000
77,745
40
AR
4.94%
1-Dec-14
GECM5C1A
Multifamily
0.00
14,805,746
79,974
41
FL
4.67%
1-Nov-09
GECM5C1A
Multifamily
0.00
14,750,382
77,396
A
42
CA
4.98%
1-Dec-14
GECM5C1A
Retail
0.00
14,715,000
63,116
43
AL
5.25%
1-Jan-15
GECM5C1A
Multifamily
0.00
14,320,000
64,738
A
44
CT
5.69%
1-Dec-14
GECM5C1A
Retail
0.00
13,449,110
78,848
45
NY
5.39%
1-Jan-15
GECM5C1A
Retail
0.00
13,312,636
75,487
46
08-Nov-2005 - 15:05 (T828-T864) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-05
10-Nov-05
11-Oct-05
12-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
NY
5.47%
1-Dec-14
GECM5C1A
Self Storage
0.00
13,244,302
75,832
47
OH
4.94%
1-Dec-14
GECM5C1A
Retail
0.00
13,345,000
56,768
48
CA
5.00%
1-Jan-15
GECM5C1A
Multifamily
0.00
13,000,000
55,972
49
AZ
5.54%
1-Jan-10
GECM5C1A
Lodging
0.00
12,500,000
59,632
50
IN
5.25%
1-Jan-10
GECM5C1A
Multifamily
0.00
12,480,000
56,420
51
VA
4.53%
1-Dec-09
GECM5C1B
Multifamily
0.00
11,831,426
61,016
52
FL
5.79%
1-Feb-20
GECM5C1A
Industrial
0.00
11,693,621
74,836
53
ND
5.38%
1-Dec-14
GECM5C1A
Multifamily
0.00
11,200,000
51,887
54
CA
5.40%
1-Oct-11
GECM5C1A
Office
0.00
10,846,202
61,768
55
TX
5.52%
1-Jan-15
GECM5C1A
Retail
0.00
10,800,000
51,336
56
CA
5.79%
1-Jan-15
GECM5C1A
Office
0.00
9,900,573
58,612
57
TX
5.54%
1-Jan-15
GECM5C1A
Retail
0.00
9,400,000
44,859
58
IL
5.44%
1-Jan-15
GECM5C1A
Retail
0.00
9,180,785
52,342
A
59
CA
6.02%
1-Jan-14
GECM5C1A
Self Storage
0.00
9,070,796
59,388
60
SC
5.33%
1-Feb-15
GECM5C1B
Multifamily
0.00
8,836,536
49,727
61
UT
5.32%
1-Jan-10
GECM5C1A
Office
0.00
8,397,992
70,662
62
CA
5.48%
1-Dec-14
GECM5C1A
Self Storage
0.00
8,549,703
49,005
63
FL
5.36%
1-Feb-15
GECM5C1A
Retail
0.00
8,238,027
46,512
64
CA
5.75%
1-Oct-14
GECM5C1A
Retail
0.00
8,100,000
40,106
65
IL
5.53%
1-Dec-14
GECM5C1A
Retail
0.00
8,000,000
38,096
66
MO
5.30%
1-Jan-15
GECM5C1A
Retail
0.00
7,911,990
44,424
67
CA
5.30%
1-Jan-15
GECM5C1A
Self Storage
0.00
7,500,000
34,229
68
LA
5.34%
1-Jan-15
GECM5C1A
Retail
0.00
7,418,159
41,834
69
08-Nov-2005 - 15:05 (T828-T864) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-05
10-Nov-05
11-Oct-05
12-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
TN
5.46%
1-Jan-15
GECM5C1B
Multifamily
0.00
7,202,518
41,162
A
70
LA
5.69%
1-Jan-15
GECM5C1A
Self Storage
0.00
7,101,222
44,256
71
VA
5.80%
1-Sep-14
GECM5C1A
Self Storage
0.00
7,052,270
45,513
72
CO
5.42%
1-Jan-15
GECM5C1A
Retail
0.00
7,000,000
32,671
73
CO
5.03%
1-Jan-10
GECM5C1A
Office
0.00
7,000,000
30,320
74
WA
4.86%
1-Dec-14
GECM5C1B
Multifamily
0.00
6,800,000
28,458
75
FL
5.60%
1-Jan-12
GECM5C1A
Self Storage
0.00
6,284,313
36,454
A
76
TX
5.23%
1-Dec-14
GECM5C1A
Retail
0.00
6,195,419
34,557
77
NY
5.54%
1-Jan-15
GECM5C1A
Office
0.00
6,174,645
35,587
A
78
NY
5.46%
1-Jan-15
GECM5C1A
Mixed Use
0.00
6,200,000
29,150
79
AZ
5.95%
1-Aug-14
GECM5C1A
Retail
0.00
6,200,000
31,766
80
CA
5.13%
1-Jan-15
GECM5C1A
Retail
0.00
6,129,365
33,766
A
81
NY
5.37%
1-Dec-09
GECM5C1A
Self Storage
0.00
5,339,055
36,381
82
TN
5.54%
1-Jan-15
GECM5C1A
Self Storage
0.00
5,541,348
31,937
83
TX
5.39%
1-Dec-14
GECM5C1A
Self Storage
0.00
5,435,023
30,850
84
CA
5.43%
1-Dec-14
GECM5C1A
Office
0.00
5,357,708
32,017
85
NY
5.13%
1-Jan-15
GECM5C1A
Office
0.00
5,140,793
28,329
86
KY
5.85%
1-Feb-15
GECM5C1A
Retail
0.00
4,955,414
29,497
87
WA
5.23%
1-Jan-15
GECM5C1A
Industrial
0.00
4,944,218
27,551
88
VA
5.10%
1-Dec-14
GECM5C1A
Office
0.00
4,937,309
27,147
89
CA
4.88%
1-Jan-10
GECM5C1A
Office
0.00
4,446,185
23,839
90
TX
5.75%
1-Sep-14
GECM5C1A
Retail
0.00
4,436,526
26,261
91
MS
5.29%
1-Jan-15
GECM5C1A
Multifamily
0.00
4,475,000
20,385
A
92
08-Nov-2005 - 15:05 (T828-T864) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-05
10-Nov-05
11-Oct-05
12-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
MD
5.13%
1-Jan-15
GECM5C1A
Office
0.00
4,399,333
24,243
93
CA
5.17%
1-Dec-14
GECM5C1A
Self Storage
0.00
2,950,000
13,133
94
CA
5.17%
1-Dec-14
GECM5C1A
Self Storage
0.00
1,450,000
6,455
95
CA
5.60%
1-Feb-15
GECM5C1A
Self Storage
0.00
4,330,964
25,099
A
96
TX
5.18%
1-Nov-14
GECM5C1B
Multifamily
0.00
4,241,714
23,559
A
97
OR
4.64%
1-Jan-10
GECM5C1A
Multifamily
0.00
4,196,677
21,889
98
CA
5.17%
1-Dec-14
GECM5C1A
Self Storage
0.00
4,050,000
18,030
99
TX
5.48%
1-Jan-10
GECM5C1A
Retail
0.00
3,698,903
21,187
A
100
CA
5.20%
1-Dec-14
GECM5C1A
Multifamily
0.00
3,796,024
23,041
101
TX
4.56%
1-Nov-09
GECM5C1B
Multifamily
0.00
3,781,154
19,594
A
102
TN
5.50%
1-Jan-15
GECM5C1A
Retail
0.00
3,710,399
21,292
103
CA
5.97%
1-Sep-14
GECM5C1A
Self Storage
0.00
3,650,178
22,112
104
CT
5.30%
1-Feb-15
GECM5C1B
Multifamily
0.00
3,400,000
15,517
105
IN
5.46%
1-Jan-15
GECM5C1A
Mobile Home Park
0.00
3,400,000
15,986
A
106
TX
5.54%
1-Dec-14
GECM5C1A
Retail
0.00
3,323,719
20,837
107
ID
5.40%
1-Feb-15
GECM5C1A
Mobile Home Park
0.00
3,125,063
18,414
108
LA
5.39%
1-Jan-15
GECM5C1A
Retail
0.00
3,066,516
17,388
109
CA
5.44%
1-Jan-12
GECM5C1A
Office
0.00
3,017,392
17,203
110
WA
5.76%
1-Jan-12
GECM5C1A
Self Storage
0.00
2,969,984
17,526
111
ND
5.15%
1-Jan-15
GECM5C1B
Multifamily
0.00
2,965,979
16,381
112
WA
5.55%
1-Oct-14
GECM5C1A
Mobile Home Park
0.00
2,959,344
17,128
113
LA
5.60%
1-Nov-09
GECM5C1A
Office
0.00
2,824,913
17,840
114
LA
5.60%
1-Nov-14
GECM5C1A
Self Storage
0.00
2,798,402
17,672
115
08-Nov-2005 - 15:05 (T828-T864) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-05
10-Nov-05
11-Oct-05
12-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
NV
5.77%
1-Jan-15
GECM5C1A
Self Storage
0.00
2,772,043
16,376
116
CA
5.34%
1-Dec-14
GECM5C1A
Self Storage
0.00
2,751,839
16,928
A
117
ND
5.19%
1-Jan-15
GECM5C1B
Multifamily
0.00
2,705,819
16,382
118
FL
5.95%
1-Sep-14
GECM5C1A
Self Storage
0.00
2,712,813
16,399
119
CA
5.79%
1-Nov-14
GECM5C1A
Self Storage
0.00
2,568,916
15,239
120
IL
5.76%
1-Dec-14
GECM5C1A
Mobile Home Park
0.00
2,333,687
15,237
121
VA
5.40%
1-Feb-15
GECM5C1A
Retail
0.00
2,302,276
13,056
122
TX
5.98%
1-Oct-14
GECM5C1A
Self Storage
0.00
2,133,973
12,927
123
MI
4.89%
1-Nov-09
GECM5C1A
Mobile Home Park
0.00
2,020,554
10,867
A
124
TX
5.98%
1-Sep-14
GECM5C1A
Self Storage
0.00
1,985,952
12,043
125
SC
5.36%
1-Feb-15
GECM5C1B
Multifamily
0.00
1,683,251
9,504
A
126
CA
5.17%
1-Dec-14
GECM5C1A
Self Storage
0.00
1,650,000
7,346
127
1,663,826,189
8,526,263
0
08-Nov-2005 - 15:05 (T828-T864) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-05
10-Nov-05
11-Oct-05
12-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Historical Collateral Level Prepayment Report
Disclosure
Control #
Payoff
Period
Initial
Balance
Type
Payoff
Amount
Penalty
Amount
Prepayment
Date
Maturity
Date
Property
Type
Geographic
Location
Statement Date:
Cumulative
Current
08-Nov-2005 - 15:05 (T828-T864) (c) 2005 LaSalle Bank N.A.

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-05
10-Nov-05
11-Oct-05
12-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outst anding
P& I
Advances**
Out. Property
Protection
Advances
Loan Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Statement Date:
1-Oct-05
203,040.73
203,040.73
0.00
A
12
1-Oct-05
102,886.67
102,886.67
0.00
A
24
1-Sep-05
109,831.74
219,660.65
0.00
4-Oct-05
1
33
1-Oct-05
99,972.50
99,972.50
0.00
A
37
1-Oct-05
77,027.01
77,027.01
0.00
A
42
1-Oct-05
64,380.33
64,380.33
0.00
A
44
1-Oct-05
52,112.26
52,112.26
0.00
A
59
1-Oct-05
40,440.66
40,440.66
0.00
A
70
1-Oct-05
36,296.76
36,296.76
0.00
A
76
1-Oct-05
34,968.72
34,968.72
0.00
A
78
1-Oct-05
33,152.21
33,152.21
0.00
A
81
1-Oct-05
20,272.99
20,272.99
0.00
A
92
1-Oct-05
24,990.35
24,990.35
0.00
A
96
1-Oct-05
23,452.51
23,452.51
0.00
A
97
1-Oct-05
21,094.20
21,094.20
0.00
A
100
1-Oct-05
19,499.20
19,499.20
0.00
A
102
1-Oct-05
15,900.67
15,900.67
0.00
A
106
1-Oct-05
16,859.04
16,859.04
0.00
A
117
1-Oct-05
10,816.86
10,816.86
0.00
A
124
1-Oct-05
9,461.49
9,461.49
0.00
A
126
1,016,456.92
1,126,285.83
Total
08-Nov-2005 - 15:05 (T828-T864) (c) 2005 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advances and may include Servicer and Trust Advances.
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-05
10-Nov-05
11-Oct-05
12-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
08-Nov-2005 - 15:05 (T828-T864) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-05
10-Nov-05
11-Oct-05
12-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
Historical Collateral Level REO Report
Property
Type
Statement Date:
State
Actual
Balance
Scheduled
Balance
Recent
Appraisal
Value
Appraisal
Reduction
Amount
Date
Liquidated
Liquidation
Proceeds
Liquidation
Expenses
Realized
Loss
Disclosure
Control #
REO
Date
City
Appraisal
Date
ABN AMRO Acct: 722370.1
08-Nov-2005 - 15:05 (T828-T864) (c) 2005 LaSalle Bank N.A.

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-05
10-Nov-05
11-Oct-05
12-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Defeased Loans
Statement Date:
Disclosure
Control #
08-Nov-2005 - 15:05 (T828-T864) (c) 2005 LaSalle Bank N.A.

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-05
10-Nov-05
11-Oct-05
12-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Appraisal Reduction Detail
Disclosure
Control#
Appraisal
Red. Date
Scheduled
Balance
ASER
Note
Rate
Maturity
Date
Property
Type
Geographic
Location
Appraisal
Value Date
DSCR
Statement Date:
Remaining Term
Life
ARA
Amount
Current P&I
Advance

08-Nov-2005 - 15:05 (T828-T864) (c) 2005 LaSalle Bank N.A.

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-05
10-Nov-05
11-Oct-05
12-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Specially Serviced (Part I) ~ Loan Detail (End of Period)
Disclosure
Control #
Servicing
Xfer Date
Balance
Note
Rate
Maturity
Date
Remaining
Property
Type
Geo.
Location
NOI
DSCR
NOI
Date
Schedule
Actual
Life
Amort.
Statement Date:
Loan
Status
Code(1)
4-Oct-05
17,789,602
112
291
IL
5.60%
1-Mar-15
Retail
17,843,649
Not Avail.
Not Avail. Not Avail.
1
33
17,789,602
17,843,649
1
08-Nov-2005 - 15:05 (T828-T864) (c) 2005 LaSalle Bank N.A.

(1) Legend:
A. P&I Adv - in Grace Period
B. P&I Adv - < one month delinq
1. P&I Adv - delinquent 1 month
2. P&I Adv - delinquent 2 months
3. P&I Adv - delinquent 3+ months
4. Mat. Balloon/Assumed P&I
7. Foreclosure
9. REO
5. Non Performing Mat. Balloon

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-05
10-Nov-05
11-Oct-05
12-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Specially Serviced Loan Detail (Part II) ~ Servicer Comments (End of Period)
Disclosure
Control #
Resolution
Strategy
Comments
Statement Date:
Other/TBD
Partial payments have been made to bring regular loan payments current, other charges still owing.
33
08-Nov-2005 - 15:05 (T828-T864) (c) 2005 LaSalle Bank N.A.

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-05
10-Nov-05
11-Oct-05
12-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Modified Loan Detail
Disclosure
Control #
Modification
Date
Cutoff
Maturity
Date
Modification
Description
Modified
Maturity
Date
Statement Date:
08-Nov-2005 - 15:05 (T828-T864) (c) 2005 LaSalle Bank N.A.